United States
                       Securities and Exchange Commission
                              Washington, DC 20549

                               Amendment No. 1 to
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 29, 2000
                                                 -------------------------------


                  PIF/Cornerstone Ministries Investments, Inc.
             (Exact name of registrant as specified in its charter)


Georgia                             333-93475                58-2232313
-------                             ---------                ----------
(State or other jurisdiction      (Commission                (IRS Employer
of Incorporation)                  File Number)              Identification No.)


6030 Bethelview Road, Suite 101, Cumming, Georgia                    30040
-------------------------------------------------                    -----
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  404-323-3311
                                                    ------------


Item 2. Acquisition or Disposition of Assets.

This amendment no. 1 to current report is filed to include audited financial statements. The initial filing was made January 16, 2001 with unaudited financial statements at September 30, 2000 and the nine months then ended, in accordance with Item 7(a)(4) of the instructions to Form 8-K. This amendment includes audited statements for the registrant at December 31, 2000, giving effect to the December 29, 2000 merger described in this Item.

On December 29, 2000 Presbyterian Investors Fund, Inc., a Georgia not for profit corporation, merged into Cornerstone Ministries Investments, Inc., a Georgia for profit corporation. The name of the merged entity became PIF/Cornerstone Ministries Investments, Inc. The Georgia Secretary of State approved the Plan of Merger on December 29, 2000.

The $23,256,849 in assets transferred by Presbyterian Investors Fund, Inc., consist primarily of performing church loans and cash held in money market accounts awaiting distribution according to outstanding loan commitments. Its
$23,256,849  in   liabilities
assumed by the merged entity are primarily Certificates of Participation in three loan funds. These are fixed term, fixed rate securities that are either unsecured, or collateralized by specific loan assets.

The $758,832 net worth of Presbyterian Investors Fund, Inc., in compliance with Georgia regulations, has been distributed to the Church Growth Foundation, a Georgia not for profit-corporation. This amount was determined by a third party evaluation, was submitted to an independent review committee of the Board of Trustees of Presbyterian Investors Fund, Inc. and approved by the independent board members of both corporations.


Item 7.  Financial Statements and Exhibits.

Listed below are the financial statements, pro forma financial information and exhibit filed as a part of this amended report.

     (a) Financial statements of businesses acquired.

         Audited Balance Sheets, Income Statements, Statements of Changes in Stockholder's Equity and Statements of Cash Flows Cornerstone Ministries Investments, Inc., at December 31, 2000, 1999 and 1998, giving effect to the December 29, 2000 acquisition of assets described in Item 2 of this Report.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PIF/Cornerstone Ministries Investments, Inc.
                                   --------------------------------------------
                                                  (Registrant)


                                   S/JOHN T. OTTINGER
                                   --------------------------------------------
                                   John T. Ottinger, Vice President, CFO

Date: March 15, 2001

                             T. JACKSON McDANIEL III


                           Certified Public Accountant
                               1439 McLendon Drive
                                     Suite C
                                Decatur, GA 30033
                                 (770) 491-0609


To the Board of Directors
Cornerstone Ministries Investments, Inc.


I have audited the accompanying balance sheet of Cornerstone Ministries Investments, Inc. as of December 31, 2000, 1999 and 1998 and the related statements of income, retained earnings, and cash flows for the for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cornerstone Ministries Investments, Inc. as of December 31, 2000, 1999 and 1998 and results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


March 12, 2000

CORNERSTONE MINISTRIES INVESTMENTS, INC.
BALANCE SHEET
December 31, 2000, December 31, 1999 and December 31, 1998


ASSETS
                                                                              12/31/00              12/31/99              12/31/98
                                                                             -----------           -----------           -----------
CURRENT ASSETS
 CASH                                                                        $ 2,181,280           $   706,035           $   677,576
 ACCOUNTS RECEIVABLE                                                              67,085                  --                    --
 ACCRUED INTEREST RECEIVABLE                                                     869,066                46,167                 1,948
                                                                             -----------           -----------           -----------
          TOTAL CURRENT ASSETS                                                 3,117,431               752,202               679,524


REAL ESTATE LOANS RECEIVABLE                                                  26,469,809             3,412,979               625,179

FIXED ASSETS-NET OF ACCUMULATED
 DEPRECIATION                                                                      6,689

INTANGIBLE ASSETS-NET OF ACCUMULATED
  AMORTIZATION                                                                   455,226               332,200               199,510

INVESTMENTS
 REAL ESTATE HELD                                                                295,499

OTHER ASSETS
 PREMIUM PAID FOR ASSET ACQUISITION                                              500,000
 BOND HOLDINGS                                                                   273,500
 PREPAID INSURANCE                                                                 5,507
 DEPOSIT                                                                           1,031                 5,000                  --
                                                                             -----------           -----------           -----------
          TOTAL  ASSETS                                                      $31,124,693           $ 4,502,381           $ 1,504,213
                                                                             ===========           ===========           ===========



LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES
 ACCOUNTS PAYABLE                                                            $    26,337           $    87,537           $   147,534
 INTEREST PAYABLE                                                              2,213,690                83,750                 2,697
 INCOME TAXES PAYABLE                                                            112,264                30,810                  --
 PAYROLL TAX LIABILITIES                                                          34,871
 DIVIDENDS PAYABLE                                                               151,974                29,776                  --
 DUE TO CHURCH GROWTH FOUNDATION                                                  22,240
 RENT DEPOSITS HELD                                                                  700                   700                 5,780
                                                                             -----------           -----------           -----------
          TOTAL CURRENT LIABILITIES                                            2,562,076               232,573               156,011

LONG TERM LIABILITIES-INVESTOR CERTIFICIATES
 INVESTOR CERTIFICATES                                                        25,483,051             3,056,276               608,500
 BOND FUND CERTIFICATES                                                          474,145
                                                                             -----------           -----------           -----------
          TOTAL LONG TERM LIABILITIES                                         25,957,196             3,056,276               608,500

 DEFERRED INCOME TAXES                                                            22,823                12,372                 3,948
                                                                             -----------           -----------           -----------
          TOTAL LIABILITIES                                                   28,542,096             3,301,221               768,459

COMMON STOCK, .01 PAR VALUE,
 10,000,000 SHARES AUTHORIZED,
 397,227 ISSUED AND OUTSTANDING                                                    3,972                 1,191                   730

PAID IN CAPITAL                                                                2,578,286             1,189,839               729,140

RETAINED EARNINGS (DEFICIT)                                                          339                10,130                 5,884
                                                                             -----------           -----------           -----------
          TOTAL SHAREHOLDER'S EQUITY                                           2,582,597             1,201,160               735,754
                                                                             -----------           -----------           -----------
TOTAL LIABILITIES AND MEMBER'S EQUITY                                        $31,124,693           $ 4,502,381           $ 1,504,213
                                                                             ===========           ===========           ===========

                               See accompanying accountant's report and notes to financial statements

CORNERSTONE MINISTRIES INVESTMENTS, INC
STATEMENT OF INCOME
   AND RETAINED EARNINGS
For the years ended December 31, 2000, December 31, 1999
  and December 31, 1998

                                                                               12/31/00              12/31/99              12/31/98
                                                                              ---------             ---------             ---------
REVENUES
 Interest Income-Loans                                                        $ 432,590             $ 148,758             $  47,958
 Fees Earned                                                                    478,806               263,162                  --
 Rental Income                                                                    1,452                  --
 Other income                                                                     1,000
 Gain on Sale of Real Estate                                                     86,513                37,280
                                                                              ---------             ---------             ---------

 TOTAL REVENUES                                                                 912,396               499,885                85,238

OPERATING EXPENSES
 Interest Expense-Investor Certificates                                         314,871               209,541                 6,297
 Interest on Line of Credit                                                      53,360
 Management Fees                                                                 76,125                47,400                  --
 Marketing Expenses                                                              92,239                33,876                12,716
 Operating Expenses                                                              50,817                70,816                20,313
                                                                              ---------             ---------             ---------

 TOTAL OPERATING EXPENSES                                                       587,412               361,633                39,325

NET INCOME FROM OPERATIONS                                                      324,984               138,252                45,913


OTHER INCOME (EXPENSE)
 Interest Income-Banks                                                           19,410                34,453                 3,190
 Income Tax Expense                                                            (130,166)              (56,567)              (10,038)
                                                                              ---------             ---------             ---------

 TOTAL OTHER INCOME (EXPENSE)                                                  (110,756)              (22,114)               (6,848)

NET INCOME                                                                    $ 214,228             $ 116,138             $  39,065

RETAINED EARNINGS (DEFICIT)-BEGINNING OF YEAR                                    10,130                 5,884                 5,069

DIVIDENDS                                                                      (224,019)             (111,892)              (38,250)
                                                                              ---------             ---------             ---------

RETAINED EARNINGS (DEFICIT)-END OF YEAR                                       $     339             $  10,130             $   5,884
                                                                              =========             =========             =========


                               See accompanying accountant's report and notes to financial statements

CORNERSTONE MINISTRIES INVESTMENTS, INC.
STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
For the year ended December 31, 2000


                                                                                                      Retained              Total
                                                             Common              Paid-In              Earnings             Owner's
                                                              Stock              Capital              (Deficit)            Equity
                                                           -----------          -----------          -----------        -----------
Balance at December 31, 1999                               $     1,191          $ 1,189,839          $    10,130        $ 1,201,160

Net Income (Loss) for the year                                                                                                 --
 ended December 31, 2000                                                                                 214,228            214,228

Dividends declared                                                                                      (224,019)          (224,019)

Capital contribution                                             2,781            1,388,447            1,391,228
                                                           -----------          -----------          -----------        -----------

Balance at December 31, 2000                               $     3,972          $ 2,578,286          $       339        $ 2,582,597
                                                           ===========          ===========          ===========        ===========


                               See accompanying accountant's report and notes to financial statements

CORNERSTONE MINISTRIES INVESTMENTS, INC.
STATEMENT OF CASH FLOWS
For the years ended December 31, 2000, December 31, 1999
  and December 31, 1998


                                                                           12/31/00               12/31/98               12/31/98
                                                                         ------------           ------------           ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Cash from Operations:
   Net income (loss)                                                     $    214,228           $    116,138           $     39,065

  Items that do not use
    Cash:
      Amortization                                                             31,945                 14,332                  3,879
  (Increase) Decrease in
    Accounts Receivable                                                       (67,085)                  --                     --
  (Increase) Decrease in
    Accrued Interest Receivable                                              (822,899)               (44,219)                   377
  (Increase) Decrease in
    Intangible Assets                                                        (154,971)              (147,022)              (188,636)
  (Increase) Decrease in
    Other Assets                                                               (1,538)                (5,000)                  --
  Increase (Decrease) in
    Accounts Payable                                                          (61,200)               (59,997)               147,534
  Increase (Decrease) in
    Interest Payable                                                        2,129,940                 81,053                  2,697
  Increase (Decrease) in
    Dividends Payable                                                         122,198                 29,776                   --
  Increase (Decrease) in
    Rent Deposit Payable                                                       (5,080)                 4,599
  Increase (Decrease) in
    Income taxes payable                                                       81,454                 30,810                   --
  Increase (Decrease) in
    Payroll Tax Liabilities                                                    34,871
  Increase (Decrease) in
    Other Liabilities                                                          23,564
  Increase (Decrease) in
    Deferred tax liability                                                     10,451                  8,424                  3,948
                                                                         ------------           ------------           ------------

Net Cash Provided (Used) by
  Operating Activities                                                      1,540,958                 19,215                 13,463

Cash Flows From Investing Activities:
  Real Estate Purchased                                                      (295,499)
  Effect of PIF Asset Acquisition                                            (308,966)
  Loans purchased                                                         (21,720,888)                  --                     --
  Loans made                                                               (3,387,451)            (3,552,450)              (364,585)
  Loan principal repayments received                                        2,051,509                764,874                162,703
                                                                         ------------           ------------           ------------
Net Cash Provided (Used) by
  Investing Activities                                                    (23,661,295)            (2,787,576)              (201,882)

Cash Flows From Financing Activties:
  Stock subscriptions sold                                                  1,391,228                461,160                219,870
  Certificates of Indebtedness Issued                                       1,699,922
  Certificates of Indebtedness Acquired                                    20,726,853              2,417,776                608,500
  Dividends Paid                                                             (222,421)               (82,116)               (38,250)
                                                                         ------------           ------------           ------------

Net Cash Provided by Financing Activities                                  23,595,582              2,796,820                790,120

Net Increase (Decrease)
  in Cash:                                                                  1,475,245                 28,459                601,701
Cash-Beginning of Year                                                        706,035                677,576                 75,875
                                                                         ------------           ------------           ------------

Cash-End of Year                                                         $  2,181,280           $    706,035           $    677,576
                                                                         ============           ============           ============


During the year ended December 31, 2000 the Company paid cash interest of $317,360

                               See accompanying accountant's report and notes to financial statements

                    CORNERSTONE MINISTRIES INVESTMENTS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000



NOTE 1 - Summary of Significant Accounting Policies

(A) Conformity  with  Generally  Accepted  Accounting  Principles and Accounting
Method

The accounting policies of the Company conform to generally accepted accounting principles consistent to its industry. The Company uses the accrual method of accounting.


(B) Description of Company's Operations

The Company is in the business of originating and purchasing Mortgage loans on Church and Church related properties. Costs associated with loan applications received directly from borrowers are expensed as period costs.

The Company is also in the business of investing in Church and Church related real estate for the purpose of 1)selling at a profit, 2)leasing to Churches and Church related activities.

(C) Organizational Information

The Company is a corporation organized under the laws of the State of Georgia.

(D) Organizational Expenses

The expenses associated with organizing the corporation and beginning business are have been capitalized and are being amortized over 60 months.

(E) Provision for Loan Losses

Management is of the opinion that losses arising from the default of Church or Church related loans are not probable or reasonably estimated. Management has an aggressive policy of working out any potential problem loans before they reach the default stage. As of the balance sheet date no loan is in arrears in a material amount. Therefore, no allowance for loan losses is reflected in the accompanying statements.

                    CORNERSTONE MINISTRIES INVESTMENTS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


(F) Comparative Data

The Balance Sheet information for the years ended December 31, 1999 and December 31, 1998 are presented for comparative purposes and are not intended to be complete financial statement presentations.

(G) Accrued Interest Income

Interest income is accrued monthly on the outstanding balance of loans receivable.

(H) Accrued Interest Expense

Interest on Certificates of Indebtedness is accrued semiannually from the date of issuance, and may be paid semiannually. Investors holding five year certificates in multiples of $10,000 may receive interest monthly.

(G) Cash and Cash Equivalents

Cash and cash equivalents include checking accounts and short term certificates with original maturities of 90 days of less.

NOTE 2 - LEASE COMMITMENTS

The Company currently has no lease commitments. For the year ended December 31, 2000 the Company shared office space at no cost with its largest shareholder. Subsequent to December 31, 2000 the Company continued this arrangement on a month to month basis until it occupied new office space on February 28, 2001. (See NOTE

NOTE 3 - REAL ESTATE LOANS RECEIVABLE

At December 31, 2000, 1999, and 1998 the Company had Real Estate Loans Receivable from Churches totaling $26,469,809, $3,412,979, and $625,179 respectively. These loans mature over a period beginning in 2001 and ending in 2012. Of the total loans receivable at December 31, 2000 $21,720,888) were acquired as a result of the PIF Acquisition (See NOTE

                    CORNERSTONE MINISTRIES INVESTMENTS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 4 - INTANGIBLE ASSETS

Intangible assets consist of costs incurred to 1) organize the Company, 2) costs of registering the Company's equity and debt securities, 3) developing the Prospectus for registering of the Company's securities, and 4) commissions paid and/or accrued on the sale of debt securities and equity securities. These intangibles are amortized on a straight line basis periods of 5 to 40 years.

NOTE 5 - INCOME TAXES

Income taxes payable and the corresponding expense on The Company's net income for the years ended December 31, 2000, December 31, and 1998, December 31, 1997 has been computed as follows:


                                12/31/1999   12/31/1999   12/31/1998
                                ----------   ----------   ----------
Current:    Federal              $101,519     $ 36,044     $  4,128
            State                  18,195        8,151        1,962

Deferred    Federal                 9,058       10,747        2,820
            State                   1,394        1,625        1,128
                                 --------     --------     --------
                                 $130,166     $ 56,567     $ 10,038
                                 ========     ========     ========

Deferred income taxes arise because of timing differences between financial accounting and tax accounting rules for the deductibility of intangible amortization expense.

                    CORNERSTONE MINISTRIES INVESTMENTS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


NOTE 6 - CASH CONCENTRATION

A cash concentration risk arises when the Company has more cash in one financial institution then is covered by insurance. At December 31, 2000, December 31, 1999 and December 31, 1998 the Company had cash in one institution that was over the amount insured by the FDIC of $2,081,280 $606,035, and $577,576.

NOTE 7 - SIGNIFICANT BUSINESS CONCENTRATION

At December 31, 2000 the Company has loans receivable derived from lending activities of $26,469,809. Of this amount $5,155,426 or approximately 19.5% of the total loan portfolio of the Company is from one entity. This entity borrowed the funds to finance an Phase I of an Assisted Living Facility in Ft. Pierce, Fl. At December 31, 2000 this facility had not yet opened. However, subsequent to year end, the financed facility opened Phase I.

NOTE 8-NAME CHANGE

Prior to the year ended December 31, 1998, the Company was named "Cornerstone Ministries Fund, Inc.". During the year ended December 31, 1998, the Company changed its name to "Cornerstone Ministries Investments, Inc." to allow it to register its securities in all 50 states and to more correctly identify it with its mission.

NOTE 10-SECURITIES OFFERING

In December 1999 The Company filed a FORM SB-2 Registration Statement under The Securities Act of 1933. Under this Registration Statement it is The Company's intent to raise approximately $19,275,000 in additional capital. This is to be accomplished through the issuance of $2,275,000 in additional Common Stock and $17,000,000 in new Certificates of Indebtedness.

As of the date of the accompanying accountant's report the company has an additional 2,781 shares of stock as a result of this offering..

NOTE 11-STOCK SPLIT

In December of 1999 the board of directors authorized a split its stock in a ratio of approximately 1.53 to 1. This split was effected for shareholders of record on January 2, 2000, and effected as of January 15, 2000. The split has no effect on the earnings or cash position of the company at December 31, 2000.

                    CORNERSTONE MINISTRIES INVESTMENTS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


NOTE 12-ACQUISITION OF ASSETS OF PRESBYTERIAN INVESTORS FUND, INC.

On October 11, 2000 the Board of Directors agreed to acquire certain assets of the Presbyterian Investors Fund, Inc. (PIF). PIF was in the business of originating and purchasing loans made to churches that are members of The Presbyterian Church in America (PCA). The acquisition price was determined by an evaluation of the loan portfolio the PIF and was to be paid by the assumption of certain liabilities of PIF plus a premium to be paid for the assets that was not to be less than $500,000. This acquisition was closed on December 29, 2000 effective as of that date. The financial statements to which these footnotes are a part include the results of that acquisition.

NOTE 13-SUBSEQUENT EVENT-REAL ESTATE ACQUISITION

On February 1, 2001 the company acquired two office condos to be used as office space. The purchase price was $250,000. The company occupied this new office space on February 28, 2001. Until the new space was occupied the company operated under a month to month lease at $1,031 a month.